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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  February 9, 1998



                         Industrial Imaging Corporation
             (Exact name of registrant as specified in its charter)


  Delaware                     0-15520                    05-0396504
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(State or other              (Commission                  (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


847 ROGERS STREET, LOWELL, MASSACHUSETTS                  01852
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(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (978) 937-5400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                TABLE OF CONTENTS

                                    FORM 8-K

                                February 9, 1998



ITEM                                                                 PAGE
----                                                                 ----
Item 4.  Changes in Registrant's Certifying Accountant                1

Item 7.  Financial Statements and Exhibits                            1

Signatures                                                            2

Exhibits                                                              3





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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective February 9, 1998, Coopers & Lybrand L.L.P. ("Coopers") resigned as the Registrant's independent auditors.

     Coopers' reports on the financial statements for the Registrant's most recent fiscal year ended March 31, 1997 ("Fiscal 1997"), the period from October 1, 1995 to March 31, 1996 ("Six Months 1996"), and the year ended September 30, 1995 ("Fiscal 1995") did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Coopers for the fiscal year ended March 31, 1997, contained a modification as to the Company's ability to continue as a going concern. There were no disagreements between the Registrant and Coopers during Fiscal 1995, Six Months 1996, Fiscal 1997 and the subsequent interim periods on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers, would have caused Coopers to make reference to the subject matter of the disagreements in connection with its reports. In addition, Coopers did not advise the Registrant of any events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B, during Fiscal 1995, Six Months 1996, Fiscal 1997 and the subsequent interim periods.

Attached hereto as Exhibit 16.1 is a letter from Coopers confirming that such firm agrees with the statements herein that relate to Coopers.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

16.1 Letter to the Securities and Exchange Commission from Coopers & Lybrand L.L.P.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Industrial Imaging Corporation
                                           ------------------------------
                                           (Registrant)




Date: February 17, 1998                By: /s/ Juan J. Amodei, Ph.D.
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                                           Juan J. Amodei, Ph.D.
                                           President and Chief Executive Officer




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